AllianceBernstein
First Quarter 2008 Review
Gerald M. Lieberman
President & Chief Operating Officer
Lewis A. Sanders
Chairman & Chief Executive Officer
Any forecasts in this material may not be realized. Information or opinions should not be construed as investment advice.
April 23, 2008

AllianceBernstein

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Cautions regarding Forward-Looking Statements
Certain statements provided by management in this presentation are “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly traded partnerships are taxed. We caution readers to carefully consider such factors. Further, such forward looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see
“Risk Factors” in Item 1A. Any or all of the forward-looking statements that we make in this presentation, Form 10-K or any other public statements we issue may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and those listed below could also adversely affect our revenues, financial condition, results of operations, and business prospects.
 The forward-looking statements referred to in the preceding paragraph include statements regarding:
 • Current market turmoil offering unusual investment opportunity, and a firm-wide resumption of organic growth: The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows.
 • Our backlog of new institutional mandates not yet funded growing to over $16 billion: Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times we currently anticipate.
 • Lower compensation expense in future periods resulting from a decline in the value of investments related to employee deferred compensation plans: The actual performance of the capital markets and other factors beyond our control will affect the value of these investments.
 • Our ability to recover a significant portion of costs incurred to conclude employment-related arbitrations: Our ability to recover a significant portion of these costs depends on the willingness of our insurer to reimburse us under an existing policy.
 • A substantially slower headcount growth rate in 2008: Management will determine the rate at which headcount will grow (or contract) in future periods based on how we believe our business will function most efficiently and effectively. Management’s determination in this regard is largely dependent on the actual performance of the capital markets and other factors beyond our control.
Cautions regarding Forward-Looking Statements

1Q 2008
4Q 2007
12 Months*
(9.4)%
(3.3)%
(5.1)%
(8.7)%
(5.8)%
(10.0)%
(10.2)%
(0.8)%
(0.7)%
2.2%
3.0%
7.7%
S&P 500
Russell 1000 Value
Russell 1000 Growth
Lehman Aggregate Bond

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*12 months ending March 31, 2008.
Market Performance - U.S.

1Q 2008
4Q 2007
12 Months*
21.3%
3.6%
(2.4)%
(3.3)%
(1.8)%
(2.7)%
(9.1)%
(8.9)%
(11.0)%
MSCI WORLD
MSCI EAFE
MSCI Emerging Markets

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*12 months ending March 31, 2008.
Source: MSCI (Morgan Stanley Capital International).
Market Performance - Non-U.S.

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■ Growth equity services were weak
■ Value equity services returns were below benchmarks
■ Fixed income relative returns were generally below targets; municipal bond services outperformed
■ Diversified hedge fund services returns remained negative
Relative Investment Performance Summary: 1Q08

Institutional Investments		Retail		Private Client		Total	
Beginning of Period	**$**	**508.1**	**$**	**183.2**	**$**	**109.1**	**$**	**800.4**
Sales/New accounts		12.1		7.8		3.4		23.3
Redemptions/Terminations		(3.7)		(10.2)		(1.9)		(15.8)
Cash flow		(5.9)		(1.7)		(1.0)		(8.6)
Unreinvested dividends		-		(0.3)		(0.1)		(0.4)
Net inflows/(outflows)		**2.5**		**(4.4)**		**0.4**		**(1.5)**
Market depreciation		**(39.3)**		**(16.1)**		**(8.2)**		**(63.6)**
End of Period (1)	**$**	**471.3**	**$**	**162.7**	**$**	**101.3**	**$**	**735.3**
% Total at end of period		*64%*		*22%*		*14%*		*100.0%*
% Change from beg of period		*-7%*		*-11%*		*-7%*		*-8%*

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Three Months Ended March 31, 2008
$ Billions
Changes in Assets Under Management by Channel

Institutional Investments		Retail		Private Client		Total	
Beginning of Period [1]	**$**	**468.5**	**$**	**173.0**	**$**	**100.3**	**$**	**741.8**
Sales/New accounts		63.5		41.1		15.8		120.4
Redemptions/Terminations		(28.8)		(37.9)		(5.4)		(72.1)
Cash flow		(20.8)		(3.9)		(4.5)		(29.2)
Unreinvested dividends		-		(1.3)		(0.5)		(1.8)
Net inflows/(outflows)		**13.9**		**(2.0)**		**5.4**		**17.3**
Transfers [2]		0.5		(0.5)		-		-
Market depreciation		**(11.6)**		**(7.8)**		**(4.4)**		**(23.8)**
End of Period	**$**	**471.3**	**$**	**162.7**	**$**	**101.3**	**$**	**735.3**
% Total at end of period		*64%*		*22%*		*14%*		*100%*
% Change from beg of period		*1%*		*-6%*		*1%*		*-1%*

(1) Prior period AUM has been adjusted to reflect the assets associated with existing services previously not included.

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Twelve Months Ended March 31, 2008
$ Billions
Changes in Assets Under Management by Channel

Value Equity	Growth Equity	Fixed Income	Index/ Structured	Total
Beginning of Period	**$ 382.5**	**$ 196.9**	**$ 197.9**	**$ 23.1**	**$ 800.4**
Sales/New accounts	10.3	5.5	7.1	0.4	23.3
Redemptions/Terminations	(7.6)	(5.1)	(3.0)	(0.1)	(15.8)
Cash flow	(4.7)	(1.6)	(1.7)	(0.6)	(8.6)
Unreinvested dividends	-	-	(0.4)	-	(0.4)
Net (outflows)/inflows	**(2.0)**	**(1.2)**	**2.0**	**(0.3)**	**(1.5)**
Market (depreciation)/appreciation	**(38.7)**	**(25.7)**	**2.7**	**(1.9)**	**(63.6)**
End of Period(1)	**$ 341.8**	**$ 170.0**	**$ 202.6**	**$ 20.9**	**$ 735.3**
% Total at end of period	*46%*	*23%*	*28%*	*3%*	*100%*
% Change from beg of period	*-11%*	*-14%*	*2%*	*-10%*	*-8%*

(1) Approximately $158 billion in Blend Strategies AUM are reported in their respective services.

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Three Months Ended March 31, 2008
$ Billions
Changes in Assets Under Management by Investment Service

Value Equity	Growth Equity	Fixed Income	Index/ Structured	Total
Beginning of Period[1]	**$ 352.2**	**$ 175.9**	**$ 183.0**	**$ 30.7**	**$ 741.8**
Sales/New accounts	61.6	27.4	30.2	1.2	120.4
Redemptions/Terminations	(26.4)	(22.6)	(14.8)	(8.3)	(72.1)
Cash flow	(15.9)	(7.4)	(3.5)	(2.4)	(29.2)
Unreinvested dividends	(0.1)	(0.1)	(1.6)	-	(1.8)
Net inflows/(outflows)	**19.2**	**(2.7)**	**10.3**	**(9.5)**	**17.3**
Market (depreciation)/appreciation	**(29.6)**	**(3.2)**	**9.3**	**(0.3)**	**(23.8)**
End of Period[2]	**$ 341.8**	**$ 170.0**	**$ 202.6**	**$ 20.9**	**$ 735.3**
% Total at end of period	*46%*	*23%*	*28%*	*3%*	*100%*
% Change from beg of period	*-3%*	*-3%*	*11%*	*-32%*	*-1%*

(1) Prior period AUM has been adjusted to reflect the assets associated with existing services previously not included.

(2) Approximately $158 billion in Blend Strategies AUM are reported in their respective services.

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Twelve Months Ended March 31, 2008
$ Billions
Changes in Assets Under Management by Investment Service

($ Billions)	Ended March 31, 2008 3 months	 12 months
Beginning AUM	**$ 508.1**	**$ 468.5**
Net Flows	2.5	13.9
Transfers[1]	-	0.5
Market Depreciation	(39.3)	(11.6)
Ending AUM	**$ 471.3**	**$ 471.3**
% Total	*64%*	*64%*
% Change	*-7%*	*1%*

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■ Global and International services
 accounted for approximately 91% of new
 assets in 1Q08
■ Fixed Income represented 30% of new
 assets in 1Q08
■ Pipeline up from 4Q07 to over $16 billion

➢ Includes nearly $6 billion of defined
      contribution mandates
(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
Institutional Investments Highlights: 1Q08

($ Billions)	Ended March 31, 2008 3 months	 12 months
Beginning AUM	**$ 183.2**	**$ 173.0**
Net Flows	(4.4)	(2.0)
Transfers[1]	-	(0.5)
Market Depreciation	(16.1)	(7.8)
Ending AUM	**$ 162.7**	**$ 162.7**
% Total	*22%*	*22%*
% Change	*-11%*	*-6%*

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■ Net outflows driven by:

➢ Both U.S. and non-U.S.

➢ Primarily in Equity services
■ “Investment Strategies for Life”(2) net
 inflows largely offset market
 depreciation; AUM ~$23 billion
(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
(2) Investment Strategies for Life AUM reflects primarily Retail AUM but includes some Private Client and Institutional Investments AUM.
Retail Highlights: 1Q08

($ Billions)	Ended March 31, 2008 3 months	 12 months
Beginning AUM	**$ 109.1**	**$ 100.3**
Net Flows	0.4	5.4
Market Depreciation	(8.2)	(4.4)
Ending AUM	**$ 101.3**	**$ 101.3**
% Total	*14%*	*14%*
% Change	*-7%*	*1%*

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AllianceBernstein | 12

Private Client Highlights: 1Q08
■ Modest net inflows despite
 market turbulence
■ Financial Advisor headcount
 at 334 - up 6% versus 1Q07

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■ Record quarterly revenue of $118.3 million, up 20% Y/Y
■ U.S. revenues particularly strong, with Europe also up
■ Launched capability to trade listed options of U.S. equities
Institutional Research Services Highlights: 1Q08

U.S.
$441
60%
Non-
U.S.
$294
40%
U.S.
$283
39%
Global
& Int'l
$452
61%
U.S.
$470
63%
Non-
U.S.
$272
37%
U.S.
$328
44%
Global
& Int'l
$414
56%

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by Client Domicile
by Investment Service
$ Billions
Non-U.S.
 up 8%
Global &
Int’l
up 9%
Total AUM at
Mar 31, 2008
$735 Billion
Total AUM at
Mar 31, 2007
$742 Billion
Total AUM
down 1%
Global Asset Mix

U.S.
$38
24%
Global &
Int'l
$120
76%
U.S.
$40
27%
Global
& Int'l
$106
73%
Blend
Strategies
Blend
Strategies

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$ Billions
38%
(1) 1Q08 and 1Q07 Blend Strategies AUM include approximately $7 billion and $6 billion of Blend Fixed Income/Index AUM, respectively.
Blend
Strategies
 up 8%
Blend Strategies
AUM at
Mar 31, 2008
$158 Billion
Blend Strategies
AUM at
Mar 31, 2007
$146 Billion
Blend AUM by
Service
F.I.
$202
28%
Index
$21
3%
Value
$266
36%
Growth
$95
13%
Growth
Component
$75
10%
Value
Component
$76
10%
F.I.
$183
25%
Index
$31
4%
Value
$281
38%
Growth
$107
14%
Growth
Component
$69
9%
Value
Component
$71
10%
Total AUM of $735B
by Service
Global
& Int’l
 up 13%
Blend Strategies AUM(1)

$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$3.6
$4.8
$7.2
$9.7
$9.6
2004
2005
2006
2007
1Q08

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AllianceBernstein | 16

($ Billions)
+35%
The information in this display is provided solely for use in connection with this presentation and is not directed towards existing or potential hedge fund investors or investment advisory clients of
AllianceBernstein.
+50%
+35%
-1%
*Consists of Hedge Funds, Currency and Venture Capital
Alternative Investment Services AUM*

$ Millions

	1Q 2008	1Q 2007	Percent Change	
Revenues:				
Advisory Fees	$ 817	$ 775	5%	■ - Higher Institutional and Private Client AUM - Lower performance fees
Distribution	109	112	-3%	■ Lower average mutual fund AUM
Institutional Research Services	118	99	20%	■ Higher U.S. and European revenues
Dividend and Interest Income	31	68	-55%	■ Outsourcing of prime brokerage
Investment Gains(Losses)	(64)	14	N/M	■ 1Q08 M-T-M losses of $58M on deferred compensation-related investments vs. $11M gain in 1Q07
Other Revenues	31	30	3%	
Total Revenues	**1,042**	**1,098**	**-5%**	
Less: Interest Expense	13	54	-75%	■ Outsourcing of prime brokerage
Net Revenues	**$ 1,029**	**$ 1,044**	**-1%**	

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
AllianceBernstein First Quarter 2008 Revenues

1Q 2008	1Q 2007	Percent Change	
Ending AUM ($ Billions)	**$ 735**	**$ 742**	**-1%**	■ Down $65B (8%) sequentially
Average AUM ($ Billions)	**$ 758**	**$ 727**	**4%**	■ Down $31B (7%) sequentially
By Fee Type ($ Millions):				
Base Fees	$ 809	$ 758	**7%**	■ - Higher billable AUM - Favorable mix
Performance Fees	8	17	-55%	■ Lower long-only fees
Total	**$ 817**	**$ 775**	**5%**	
By Channel ($ Millions):				
Institutional Investments	$ 360	$ 339	6%	■ - Favorable mix - Higher average AUM - Lower performance fees
Retail	220	220	-	
Private Client	237	216	10%	■ Higher billable AUM
Total	**$ 817**	**$ 775**	**5%**	

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NOTE: Percentages are calculated using AUM and revenues rounded to the nearest thousand.
AllianceBernstein First Quarter 2008 Advisory Fees

1Q 2008	1Q 2007	Percent Change	
Employee Comp & Benefits	$ 434	$ 441	-2%	■ - Lower incentive compensation - Higher headcount
Promotion & Servicing	158	161	-2%	■ Lower controllable expenses
General & Administrative	152	144	6%	■ - Higher infrastructure expenses - Higher employee-related legal expenses
Interest	7	7	-	
Amortization of Intangibles	5	5	-	
Total	**$ 756**	**$ 758**	**-**	

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
$ Millions
AllianceBernstein First Quarter 2008 Operating Expenses

1Q 2008	1Q 2007	Percent Change	
Base Compensation	$ 134	$ 111	20%	■ 12% higher headcount and merit increases
Incentive Compensation	146	183	-20%	■ - $20M deferred compensation reduction in 1Q08 due to M-T-M losses on related investments vs. $10M increase in 1Q07 - Lower cash IC accrual
Commissions	108	107	1%	■ - Higher Institutional Research Services and Private Cient - Lower Institutional Investments and Retail
Fringes & Other	46	40	15%	■ Higher headcount related taxes and insurance
Total	**$ 434**	**$ 441**	**-2%**	

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NOTE: Percentages are calculated using expenses rounded to the nearest thousand.
$ Millions
AllianceBernstein First Quarter 2008 Compensation & Benefits

1Q 2008	1Q 2007	Percent Change
Net Revenues	$ 1,029	$ 1,044	-1%
Operating Expenses	756	758	-
Operating Income	273	286	-5%
Non-operating income	4	5	13%
Income before Taxes	277	291	-5%
Income Taxes	30	23	31%
Net Income	**$ 247**	**$ 268**	**-8%**
Operating Margin	26.5%	27.4%	

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
$ Millions
AllianceBernstein First Quarter 2008 Net Income

1Q 2008	1Q 2007	Percent Change
AllianceBernstein:			
Net Income	$ 247	$ 268	-8%
Weighted Average Equity Ownership Interest	33.1%	32.8%	
AllianceBernstein Holding:			
Equity in Earnings	$ 82	$ 88	-7%
Income Taxes	10	9	3%
Net Income	$ 72	$ 79	-8%
Diluted Net Income Per Unit	$ 0.83	$ 0.91	-9%
Distributions Per Unit	$ 0.83	$ 0.91	-9%

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NOTE: Percentages are calculated using income, earnings and expenses rounded to the nearest thousand.
$ Millions (except per Unit amounts)
AllianceBernstein Holding Financial Results

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AllianceBernstein® and the AB AllianceBernstein Logo are trademarks and service marks owned by AllianceBernstein L.P.

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Q&A

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Appendix

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Index	1Q 08	One Year	Annualized Three Years	Cumulative Three Years
S&P 500	(9.4)	(5.1)	5.9	18.6
Russell 1000 Growth	(10.2)	(0.7)	6.3	20.2
Russell 1000 Value	(8.7)	(10.0)	6.0	19.1
MSCI Emerging Markets	(11.0)	21.3	29.2	115.8
MSCI EAFE	(8.9)	(2.7)	13.3	45.5
MSCI World	(9.1)	(3.3)	9.6	31.8
Lehman Aggregate Bond	2.2	7.7	5.5	17.3

Returns in % through March 31, 2008.

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AllianceBernstein | 26

Market Environment

Institutional Equity Composites vs. Benchmarks

			Annualized			
Service	**1Q08**	**1 Year**	**3 Years**	**5 Years**	**10 Years**	**Benchmark**
Int'l Lg Cap Growth	(3.2)	(0.9)	(1.0)	(0.5)	1.9	MSCI EAFE Growth (net)
Global Research Growth	(5.2)	(1.3)	0.4	0.1	3.7	MSCI World (net)
U.S. Large Cap Growth	(3.5)	(1.2)	1.0	(0.6)	0.7	Russell 1000 Growth
U.S. Growth	(5.4)	(4.5)	(1.6)	0.6	1.0	Russell 3000 Growth
U.S. Mid Cap Growth	(2.3)	(0.2)	(1.3)	0.1	N/A	Russell Mid Cap Growth
U.S. Small Cap Growth	(4.4)	(0.2)	0.5	0.2	2.5	Russell 2000 Growth
Emerging Markets Growth	1.5	1.8	(0.1)	2.9	4.1	MSCI EM Growth

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees

Composite and benchmark data through 3/31/08. Performance is preliminary.

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AllianceBernstein | 27

Relative Performance: Institutional Growth Equity (After Fees)(1)

Institutional Equity Composites vs. Benchmarks

			Annualized			
Service	1Q08	1 Year	3 Years	5 Years	10 Years	Benchmark
U.S. Diversified Value	(1.6)	(3.6)	(1.8)	(1.7)	N/A	Russell 1000 Value
U.S. Strategic Value	(2.0)	(7.6)	(1.0)	0.8	2.1	S&P 500
U.S. Strategic Value	(2.7)	(2.7)	(1.2)	(1.5)	0.1	Russell 1000 Value
International Value	(0.8)	(3.2)	0.9	2.3	N/A	MSCI EAFE (Cap, UH)
Global Value	(1.1)	(5.3)	0.9	2.6	3.2	MSCI World (Cap, UH)
Emerging Markets Value	1.3	(5.9)	(4.3)	2.8	4.0	MSCI EM

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein

(1) Investment performance of composites is presented after investment management fees

Composite and benchmark data through 3/31/08. Performance is preliminary.

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Relative Performance: Institutional Value Equity (After Fees)(1)

Blend Strategies Equity Composites vs. Benchmarks

			Annualized		
Service	1Q08	1 Year	3 Years	Since Inception	Benchmark
Global Blend Strategies (2)	(3.2)	(3.4)	0.7	0.9	MSCI World
International Blend Strategies (3)	(1.6)	0.1	(0.1)	0.9	MSCI EAFE
U.S. Blend Strategies (4)	(3.2)	(3.0)	(0.5)	(0.7)	S&P 500
Emerging Markets Blend Strategies (5)	0.5	(4.1)	(3.2)	2.5	MSCI EM

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of composites is presented after investment management fees (2) Global Blend Strategies Inception = 6/30/03 (3) Int'l Blend Strategies Inception = 12/31/01

(4) U.S. Blend Strategies Inception = 12/31/01 (5) EM Blend Strategies Inception = 12/31/01

Composite and benchmark data through 3/31/08. Performance is preliminary.

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Relative Performance: Blend Strategies Services (After Fees)(1)

Institutional Fixed Income Composites vs. Benchmarks

Service	1Q08	1 Year	Annualized 3 Years	 5 Years	 10 Years	Benchmark
Strategic Core Plus	(1.2)	(2.1)	(0.4)	0.3	N/A	90% Lehman Universal Index; 10% S&P/Citigroup Non-US WGBI (Hedged)
Emerging Mkt. Debt	(1.0)	(0.1)	1.0	1.5	2.0	JPM EMBI+ (to 3/31/04); JPM EMBI Global (4/1/04-Present)
Corporate Bonds	(0.8)	(1.5)	(0.4)	(0.2)	0.1	Custom Corporate Index
Low Duration	(4.3)	(8.1)	(2.5)	(1.2)	(0.7)	Merrill Lynch U.S. Treasury (1-3 Years)
Global Plus	(1.2)	(1.1)	0.0	0.7	N/A	Lehman Global Aggregate Bond Index (Unhedged)

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of composites is presented after investment management fees

Composite and benchmark data through 3/31/08. Performance is preliminary.

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AllianceBernstein

Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Institutional Fixed Income (After Fees)(1)

Annualized	
	1Q 08	1 Year	3 Year	5 Year
Fully Diversified Simulation (2)	(6.5)	(3.0)	7.2	10.7
S&P 500	(9.4)	(5.1)	5.9	11.3

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees (2) The Bernstein Fully Diversified Portfolio is a simulation composed of specific proportions of each of the products that follow, which joined the simulation as of the following dates:
Strategic Value: 1/1/83; Strategic Growth: 1/1/83 (ACM Large Cap Growth used as a proxy for Strategic Growth through 1/1/01; Strategic Growth used thereafter); Intermediate Municipal Bond Composite: 1/1/83; Bernstein Tax-Managed International Fund: 7/1/92; Emerging Markets Fund: 1/1/96; AllianceBernstein Institutional REIT Fund: 7/1/01.
The portfolio was rebalanced quarterly through 12/31/05; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account.
No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.
Source: AllianceBernstein and S&P. Mutual Fund, Composite and S&P performance data through 3/31/08. Performance is preliminary.

First Quarter 2008 Review

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AllianceBernstein

Proprietary - For AllianceBernstein L.P. use only
Absolute Performance: Private Client (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

			Annualized			
Service	**1Q08**	**1 Year**	**3 Years**	**5 Years**	**10 Years**	**Benchmark or Lipper Avg.**
U.S. Strategic Research Equity (2)	(3.0)	4.5	1.1	2.6	2.8	S&P 500
U.S. Large Cap Growth	(2.5)	(2.5)	(0.0)	(0.9)	(2.6)	Large Cap Growth Avg.
U.S. Growth	(3.6)	(5.0)	(3.7)	(2.6)	(3.7)	Multi Cap Growth Avg.
U.S. Mid Cap Growth	(0.3)	(2.0)	(1.4)	1.2	(3.8)	Mid Cap Growth Avg.
Global Research Growth	(4.3)	(5.2)	(1.1)	(0.7)	N/A	Global Large Cap Growth Avg.

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees (2) Represents US Strategic Research Equity separately managed account service; performance preliminary Net performance is inclusive of the investment management fee only; it does not include the total management fee typically associated with a managed account that may range from 2.0 - 3.0% which includes transaction costs, custodial services and investment advisory fees.

Source: AllianceBernstein, Lipper, and S&P. Mutual fund, Lipper, and S&P performance data through 3/31/08.

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AllianceBernstein | 32

Relative Performance: Retail Growth Equity (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

			Annualized			
Service	1Q08	1 Year	3 Years	5 Years	10 Years	Lipper Average
International Value	(0.1)	(2.6)	1.2	2.2	N/A	International Large Cap Value
Growth & Income	(4.7)	(2.3)	(1.5)	(1.3)	0.7	Large Cap Value
U.S. Small/Mid Cap Value	5.0	3.0	1.2	1.5	N/A	Mid Cap Value
U.S. Value	(1.1)	(6.3)	(2.0)	(1.2)	N/A	Large Cap Value
Global Value	0.6	(0.8)	2.2	2.0	N/A	Global Multi Cap Value

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein
(1) Investment performance of mutual funds is presented after investment management fees.
Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through 3/31/08.

First Quarter 2008 Review

I

AllianceBernstein

Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Retail Value Equity (After Fees)(1)

Retail Fixed Income Funds vs. Peer Group Averages

			Annualized			
Service	**1Q08**	**1 Year**	**3 Years**	**5 Years**	**10 Years**	**Peer Group Average**
Global High Yield Portfolio	(3.9)	(5.4)	1.7	1.5	(0.6)	Morningstar Fixed Income Global High Yield (2)
American Income Portfolio	(2.5)	(3.9)	1.3	2.8	0.7	Morningstar Fixed Income USD (3)
Global Bond	(2.5)	(0.8)	4.1	2.3	3.1	Lipper Global Income Funds

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of mutual funds is presented after investment management fees (2) Formerly: Micropal Fixed Income Global High Yield Peers (3) Formerly: Micropal Fixed Income USD Peers
Source: AllianceBernstein, Morningstar, and Lipper. Mutual Fund, Morningstar, and Lipper performance data through 3/31/08. Performance is preliminary.

First Quarter 2008 Review
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AllianceBernstein | 34

Relative Performance: Retail Fixed Income (After Fees)(1)

Retail Mutual Funds vs. Morningstar Averages

			Annualized		
Service	1Q08	1 Year	3 Year	Since Inception (2)	Morningstar Average
Wealth Preservation	0.2	(0.4)	1.3	0.9	Conservative Allocation
Balanced Wealth	(0.5)	(2.0)	1.8	1.1	Moderate Allocation
Wealth Appreciation	(0.8)	(2.3)	2.9	2.1	Large Blend

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees (2) Product performance inception date: 9/2/03; Benchmark performance inception at closest month end after fund inception: 9/30/03

Source: AllianceBernstein and Morningstar. Mutual fund and Morningstar performance data through 3/31/08.

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AllianceBernstein | 35

Relative Performance: Wealth Strategies (After Fees)(1)

U.S. Strategic Value	31-Dec-73	+ 2.3 %
U.S. Small/Mid Cap Value	31-Dec-00	+ 5.2
U.S. Diversified Value	30-Jun-86	+ 0.8
Global Diversified Value	31-Mar-98	+ 1.6
Global Strategic Value	30-Apr-01	+ 6.2
Global Value	30-Sep-95	+ 2.7
International Diversified Value	30-Sep-00	+ 3.7
International Strategic Value	31-Mar-01	+ 6.0
International Value (EAFE)	30-Sep-99	+ 4.2
Emerging Markets Value	31-Dec-95	+ 2.5
Australian Value	30-Jun-03	+ 1.1
Canadian Value	31-Dec-97	+ 3.0
European Value	30-Jun-97	+ 1.9
Japan Strategic Value	31-Mar-02	+ 6.0
U.K. Value	30-Jun-00	+ 2.7

U.S. Style Blend	31-Dec-01	- 0.7 %
Global Style Blend	30-Jun-03	+ 0.9
International Style Blend	31-Dec-01	+ 0.9
Emerging Markets Style Blend	31-Dec-01	+ 2.5

U.S. Growth	31-Dec-70	+ 3.6 %
U.S. Small Cap Growth	31-Dec-70	+ 3.0
U.S. Mid Cap Growth	31-Mar-99	+ 2.5
U.S. Large Cap Growth	31-Dec-77	+ 2.7
U.S. Disciplined Growth	31-Dec-87	- 0.5
Global Research Growth	31-Dec-91	+ 4.0
International Large Cap Growth	31-Dec-90	+ 0.4
Emerging Markets Growth	30-Sep-91	+ 1.7
European Concentrated Growth	30-Jun-98	- 1.7
Australian Growth	30-Jun-00	- 0.9
Japan Growth	30-Sep-91	+ 3.0
U.K. Growth	31-Dec-04	+ 1.3

U.S. High Yield	31-Dec-86	- 0.7 %
U.S. Investment-Grade Corporates	31-Dec-91	+ 0.3
U.S. Low Duration	31-Dec-95	- 0.5
U.S. Strategic Core Plus	30-Jun-01	+ 0.1
Global Fixed Income	30-Jun-86	+ 0.4
Global-Plus Fixed Income	30-Jun-01	+ 0.2
Emerging-Market Debt	30-Jun-94	+ 2.7
Euro Income Composite	31-Mar-99	- 1.7
Canadian Core Plus Advanced	30-Sep-02	+ 2.1
Japan Credit	30-Sep-00	- 0.2

First Quarter 2008 Review
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AllianceBernstein | 36

Bernstein Value Equities
Inception
Date
 Inception-
Mar 2008
Alliance Growth Equities
Inception
Date
AllianceBernstein. Past performance is no guarantee of future results. Source: Bloomberg, Citigroup, FTSE, JPMorgan Chase, Lehman Brothers, Merrill Lynch, MSCI, Nomura, Russell Investment
Group, Scotia Capital, S&P, TOPIX, and AllianceBernstein.
AllianceBernstein Blend Strategies
AllianceBernstein Fixed Income
Net-of-Fee Annualized Relative Performance Premiums
 Inception-
Mar 2008
Investment Performance: Delivering Results for Clients

3/31/08	12/31/07
Assets		
Cash and cash equivalents	$ 568.4	$ 576.4
Cash and securities, segregated	1,941.4	2,370.0
Receivables, net	1,346.4	1,633.6
Investments:		
Related to Deferred Compensation	664.0	547.5
Other	822.2	367.6
Goodwill, net	2,893.0	2,893.0
Intangible assets, net	259.0	264.2
Deferred sales commissions, net	170.2	183.6
Other (incl. furniture & equipment, net)	519.2	532.9
Total Assets	**$ 9,183.8**	**$ 9,368.8**
Liabilities and Partners' Capital		
Liabilities:		
Payables	$ 3,006.0	$ 3,297.9
Accounts payable and accrued expenses	385.7	389.3
Accrued compensation and benefits	468.5	458.9
Debt	669.6	533.9
Minority interest in consolidated subsidiaries	149.5	147.6
Total Liabilities	4,679.3	4,827.6
Partners' Capital	4,504.5	4,541.2
Total Liabilities and Partners' Capital	**$ 9,183.8**	**$ 9,368.8**

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AllianceBernstein | 37

In $ Million
AllianceBernstein Consolidated Balance Sheet

Three Months Ended	
	3/31/08	3/31/07
Cash Flows From Operating Activities:		
Net income	$ 247.4	$ 267.7
Non-cash items:		
Amortization and depreciation:		
Amortization of deferred sales commissions	22.0	24.7
Amortization of non-cash deferred compensation	15.8	12.6
Depreciation and other amortization	27.3	26.9
Other, net	68.5	(7.5)
Changes in assets and liabilities	(178.8)	(4.3)
Net cash provided by operating activities	**202.2**	**320.1**
Cash Flows From Investing Activities:		
Purchases of investments	(3.3)	(15.7)
Proceeds from sales of investments	8.0	21.5
Additions to furniture, equipment and leaseholds	(22.4)	(26.9)
Net cash used in investing activities	**(17.7)**	**(21.1)**
Cash Flows From Financing Activities:		
Issuance of commercial paper, net	31.7	161.4
Proceeds from unsecured bank loans, net	98.0	-
(Decrease) in overdrafts payable	(20.3)	(17.4)
Cash distributions to general partner and unitholders	(308.0)	(419.1)
Other	0.6	4.3
Net cash used in financing activities	**(198.0)**	**(270.8)**
Effect of exchange rate change on cash and cash equivalents	5.5	1.2
Net (decrease) increase in cash and cash equivalents	(8.0)	29.4
Cash and cash equivalents at the beginning of period	576.4	546.8
Cash and cash equivalents at the end of period	**$ 568.4**	**$ 576.2**

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AllianceBernstein

Proprietary - For AllianceBernstein L.P. use only
In $ Millions
AllianceBernstein Consolidated Statement of Cash Flows

6,000
5,000
4,000
3,000
2,000
1,000
-

	2003	2004	2005	2006	2007	1Q08
Total Headcount	4,060	4,100	4,312	4,914	5,580	5,585

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AllianceBernstein | 39

Headcount up 12% versus 1Q07 and flat sequentially
AllianceBernstein Headcount Growth

20,000
15,000
10,000
5,000
0
(5,000)
$16,857
$8,303
$10,663
$13,351
$9,568
$792
$8,452
($1,500)
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08

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AllianceBernstein | 40

AllianceBernstein Total Net Flows
$ Millions

9,000
7,000
5,000
3,000
1,000
(1,000)
(3,000)
(5,000)
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
Institutional
Retail
Private Client

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AllianceBernstein Net Flows by Distribution Channel
$ Millions

12,000
10,000
8,000
6,000
4,000
2,000
0
(2,000)
(4,000)
(6,000)
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
Value
Growth
Fixed
Passive

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AllianceBerstein | 42

AllianceBernstein Net Flows by Investment Service
$ Millions

ALLIANCEBERNSTEIN

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AllianceBernstein | 43

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